Offerings - Offering: 1	Jul. 09, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 17,635,590.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,435.48
Offering Note	The transaction valuation is estimated only for purposes of calculating the filing fee. This amount is based on the purchase of up to 3,067,059 shares of common stock, $0.05 par value per share, of Selectis Health, Inc. at a purchase price of $5.75 per share by Black Pearl Equities, LLC, Black Pearl Equities II, LLC and Tortuga Acquisition Sub, Inc., upon the terms and subject to the conditions of the Offer to Purchase, dated July 13, 2026, and the related Letter of Transmittal.

The amount of the filing fee, calculated in accordance with Rule 0-11(b) of the Securities Exchange Act of 1934, as amended, equals $138.10 per $1,000,000 of the aggregate amount of the transaction valuation (or 0.01381% of the aggregate transaction valuation).